September 28, 2000

The North Carolina Tax Free Bond Fund
Supplement to Prospectus Dated January 1, 2000

Effective October 9, 2000 the name and address for the North Carolina Tax Free Bond Fund's Administrator will be Integrated Fund Services, Inc., 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202. After this date please disregard the address printed on the back cover of the Prospectus.